UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 14, 2011 (March 14, 2011)
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
 (Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Nicor Inc. Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan was amended and restated (the “Second Amended and Restated Plan”) effective as of March 14, 2011 to, among other things, (i) change the plan administrator and (ii) permit plan participants to reinvest all or only a portion of their dividends, and sell all or a portion of their plan shares through the plan administrator.  A copy of the Second Amended and Restated Plan is filed as Exhibit 99.01 to this report and its terms are incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number              Description of Document

99.01                                Nicor Inc. Second Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

/s/ PAUL C. GRACEY, JR.
Date	March 14, 2011	Paul C. Gracey, Jr.
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit
Number                           Description of Document

99.01                                Nicor Inc. Second Amended and Restated Automatic Dividend Reinvestment and Stock Purchase Plan